ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for
                      August 25, 1998, the Remittance date.

                        Due period ended: August 1, 1998

   1 Total Actual Principal Collections                          2,521,940.46
   2 Total Actual Interest Collections                           1,402,034.37
   3 Less Service Fees Service Fees Previously Remitted            108,019.18
   4 Additional Proceeds                                                 0.00
                                                                 ------------
   5      Total Collections:                                     3,815,955.65

   6 Pre-Funding Account Transfer                                        0.00
   7 Interest Coverage Account Transfer                            516,375.21
                                                                 ------------
   8      Aggregate Amount Received:                             4,332,330.86

     Monthly Advances

   9 Interest Advance                                              414,248.95
  10 Compensating Interest                                           8,044.86
  11 Amounts Held for Future Distributions                               0.00
  12 Cross Collateral Deposit                                            0.00
  13 Reserve Withdrawal per Sec. 6.14c                                   0.00
                                                                 ------------
  14      Available Remittance Amount:                           4,754,624.67

  15 Service Fees                                                    9,696.21
  16 Expense Account Deposit:                                        6,526.61
                                                                 ------------
  17      Adjusted Remittance Amount:                            4,738,401.85

     Remaining Amount Available:

  18           Adjusted Remittance Amount                        4,738,401.85
  19           Insured Payments                                          0.00
  20           Monthly Premium @ 12 bp
                  due Certificate Insurer                           26,106.45
  21           Cross Collateral Withdrawal                               0.00
  22           Class Remittance Amounts                          4,712,295.40
  23           Non-Recoverable Advances not
                  Previously Reimbursed                                  0.00
                                                                 ------------
     Total Remaining Amount Available:                                   0.00
                                                                 ============
     Amount of Reimbursements Pursuant to Sec. 5.04
  24      Servicing Fee                                                  0.00
  25      Monthly Advances and Servicer Advances                         0.00
  26      Other Mortgage Payments                                        0.00
  27      Interest Earned on P&I Deposits                                0.00
  28      Additional Servicing Compensation                              0.00

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for
                      August 25, 1998, the Remittance date.

                        Due period ended: August 1, 1998


                                                                              Total              Class 1A                 Class R
                                                                              -----              --------                 -------
  29 Loans Outstanding - BOM                                                       3215
  30 Original Loan Balance                                               207,251,557.89       207,251,557.89                0.00
  31 Pre-Funding Account Balance                                          60,121,952.97        60,121,952.97                0.00
  32 Initial Overcollateralization                                         3,787,044.44         3,787,044.44                0.00
  33 Realized Losses, LTD                                                          0.00                 0.00                0.00
  34 Carryforward Amount                                                           0.00                                     0.00
  35 Aggregate Unpaid Principal Balance of Delinquent                                                   0.00
       Loans Repurchased per Sec. 5.11                                             0.00                 0.00
                                                                         --------------       --------------                ----
  36 Total Class Principal Balance                                       263,586,466.42       263,586,466.42
  37   Pool Factor per Loan Balance                                          77.9141195%          77.9141195%
  38   Pool Factor per Class Balance                                         99.0926565%          99.0926565%
  39 Excess Spread                                                                 0.00                                     0.00
  40 Cross Collateral Withdrawal                                                   0.00                                     0.00
  41 Cross Collateral Deposit                                                      0.00                 0.00
  42 Additional Principal due Class A                                        946,876.63           946,876.63
  43 Interest Remittance @ Pass-Through Rates                              1,243,478.31         1,243,478.31

     Principal Additions:
  44   Number of loans                                                              613                  613
  45   Transfers from Pre-Funding Account                                 39,729,977.38        39,729,977.38                0.00

     Principal Reductions:
  46   Class 1A-5 Lockout Remittance                                               0.00
  47   Prepayments - Number                                                          21                   21
  48   Prepayments - Dollar                                                2,252,938.66         2,252,938.66
  49   Delinquent Loans Repurchased - Number                                          0                 0.00
  50   Delinquent Loans Repurchased - Dollar                                       0.00                 0.00
  51   Net Liquidation Proceeds                                                    0.00                 0.00
  52   Curtailments                                                           36,021.39            36,021.39
  53   Normal and Excess Payments                                            232,980.41           232,980.41
  54   Pre-Funding Account Transfer                                                0.00                 0.00
                                                                         --------------       --------------                ----
  55 Total Principal Remittance                                            2,521,940.46         2,521,940.46
  56 Additional Principal Reduction                                          946,876.63           946,876.63
                                                                         --------------       --------------                ----
  57 Total Remittance                                                      4,712,295.40         4,712,295.40                0.00
                                                                         ==============       ==============                ====
  58 Current Month Realized Loss - Number                                             0                                        0
  59 Current Month Realized Loss - Dollar                                          0.00                                     0.00

     Class Principal Balance - EOM

  60 Loans Outstanding - EOM                                                       3807
  61 Closing Loan Balance                                                244,459,594.81       244,459,594.81
  62 Pre-Funding Account Balance                                          20,391,975.59        20,391,975.59
  63 Additional Principal Reduction, LTD                                   4,733,921.07         4,733,921.07
  64 Realized losses, LTD                                                          0.00                 0.00
  65 Aggregate Unpaid Principal Balance of Delinquent
  66    Loans Repurchased per Sec. 5.11                                            0.00                 0.00
                                                                         --------------       --------------                ----
  67 Total Class Principal Balance                                       260,117,649.33       260,117,649.33
  68      Pool Factor per Loan Balance                                       91.9021033%          91.9021033%
  69      Pool Factor per Class Balance                                      97.7885900%          97.7885900%


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for
                      August 25, 1998, the Remittance date.

                        Due period ended: August 1, 1998


                                                                           Total              Class A-1
                                                                           -----              ---------
  70 Weighted Note Rate - THIS Remittance                               10.59306 %
  71 Weighted Note Rate - NEXT Remittance                               10.59306 %

  72 Related Remittance Period for Libor Rate                            27-Jul-98              thru             24-Aug-98
  73 Days in Related Period                                                 29

  74 Pass-Through Rates                                                                       5.85625%

  75 Weighted Average Remaining Term                                      235.23

  76 Original Pool - Principal Balance                                   168,503,688.56       168,503,688.56
  77 Original Pool - Pre-Funding Account                                 100,454,855.42       100,454,855.42
  78 Original Pool - Additional Principal Reduction                        2,958,543.98         2,958,543.98
                                                                         --------------       --------------
  79 Original Pool Total                                                 266,000,000.00       266,000,000.00
  80 Original Pool - Number of Loans                                       2573

     Class A Overcollateralization Reconciliation                        Beg. of Month        Current Month      End of Month
     --------------------------------------------                        --------------       --------------    -------------
  81 Additional Principal Reduction, LTD                                   3,787,044.44           946,876.63     4,733,921.07
  82 Cross Collateral Deposits                                                     0.00                 0.00             0.00
  83 Less:  Realized Losses, LTD                                                   0.00                 0.00             0.00
                                                                         --------------       --------------    -------------
  84 Overcollateralization of Principal                                    3,787,044.44           946,876.63     4,733,921.07
                                                                         ==============       ==============    =============
  85 Base Overcollateralization Required                                                                        16,675,429.73
  86 Required Overcollateralization Amount                                                                      16,675,429.73

     Current Month Subordinated Amount                                   Beg. of Month        Current Month      End of Month
     ---------------------------------                                   --------------       --------------   --------------
  87 Original Subordinated Amount                                         32,812,942.37            N/A          32,812,942.37
  88 Less: Cumulative Realized Losses                                              0.00                 0.00             0.00
  89 Plus: Cumulative Additional Proceeds                                          0.00                 0.00             0.00
                                                                         --------------       --------------   --------------
  90 Current Subordinated Amount                                          32,812,942.37                         32,812,942.37
                                                                         ==============       ==============    =============
     Nonrecoverable Advance Reconciliation
     -------------------------------------
  91 Beginning of Month                                                                                 0.00
  92 Current Month Unpaid Nonrecoverable Advance                                                        0.00
  93 Less: Current Month Reimbursement                                                                  0.00
                                                                                              --------------
  94 End of Month                                                                                       0.00


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998
          Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for
                      August 25, 1998, the Remittance date.

                        Due period ended: August 1, 1998


                                                                    Class
                                                   Total              A1
                                              ---------------   ---------------
 95 Total Class Principal - Original Pool     $266,000,000.00   $266,000,000.00
 96 Interest Remittance Amount                   1,243,478.31      1,243,478.31
 97 Interest Rate Factor / 1000                      4.674730          4.674730

 98 Total Principal Collections                  2,521,940.46      2,521,940.46
 99 Prefunding Account Transfer                          0.00              0.00
100 Additional Principal Reduction                 946,876.63        946,876.63
                                              ---------------   ---------------
101 Principal Remittance Amount                  3,468,817.09      3,468,817.09
102 Principal Payment Factor/1000                   13.040666         13.040666
103 Principal Factor                               977.885899        986.959334

104 Prior Month Principal Factor                   990.926565        990.926565

                         ALLIANCE FUNDING COMPANY
                 by SUPERIOR BANK - FSB SERVICING DIVISION
                            Designated Servicer
                           SERVICERS CERTIFICATE
                              1998-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement
        dated as of June 25, 1998, Superior Bank - FSB Servicing Division
      reports the following information pertaining to series 1998-2 Group 2 for August 25, 1998, the Remittance date.

                          Period Ended: August 1, 1998

  1 Total Actual Principal Collections                           1,181,617.02
  2 Total Actual Interest Collections                              967,858.67
  3      Less: Service Fees Previously Remitted                     76,460.73
  4 Additional Proceeds                                                  0.00
                                                                 ------------
  5      Total Collections:                                      2,073,014.96

  6 Pre-Funding Account Transfer                                         0.00
  7 Interest Coverage Account Transfer                             237,155.43
                                                                 ------------
  8 Aggregate Amount Received:                                   2,310,170.39

    Monthly Advance
  9      Interest Advance                                          484,674.36
 10      Compensating Interest                                       4,135.87
 11      Amounts Held for Future Distributions                           0.00
 12 Reserve Withdrawal Per Sec. 6.08 VII                                 0.00
                                                                 ------------
 13 Available Remittance Amount:                                 2,798,980.62

 14      Less: Service Fees                                              0.00
 15      Less: Expense Account Deposit                               4,917.01
 16      Cross Collateral Deposit                                        0.00
                                                                 ------------
 17 Adjusted Remittance Amount:                                  2,794,063.61

    Remaining Amount Available:

 18      Adjusted Remittance Amount                              2,794,063.61
 19      Insured Payments                                                0.00
 20           Monthly Premium @ 12 bp
                 due Certificate Insurer                            19,668.03
 21      Class Remittance Amounts                                2,774,395.58
 22      Cross Collateral Withdrawal                                     0.00
 23      Non-Recoverable Advances not
              Previously Reimbursed                                      0.00
                                                                 ------------
 24 Total Remaining Amount Available:                                    0.00
                                                                 ============
    Amount of Reimbursements Pursuant to Sec. 5.04

 25      Servicing Fee                                                   0.00
 26      Monthly Advances and Servicer Advances                          0.00
 27      Other Mortgage Payments                                         0.00
 28      Interest Earned on P&I Deposits                                 0.00
 29      Additional Servicing Compensation                               0.00

                         ALLIANCE FUNDING COMPANY
                 by SUPERIOR BANK - FSB SERVICING DIVISION
                            Designated Servicer
                           SERVICERS CERTIFICATE
                              1998-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement
        dated as of June 25, 1998, Superior Bank - FSB Servicing Division
      reports the following information pertaining to series 1998-2 Group 2 for August 25, 1998, the Remittance date.

                          Period Ended: August 1, 1998


                                                                             Total              Class 2-A             Class R
                                                                        --------------       --------------           -------
 30           Number of Loans                                                     1516
 31 Original Principal Balance                                          164,939,389.67       164,939,389.67            0.00
 32 Original Pre-Funding Account Balance                                 37,756,774.47        37,756,774.47            0.00
 33 Initial Overcollateralization                                         4,834,201.11         4,834,201.11            0.00
 34 Realized Losses, LTD                                                          0.00                 0.00            0.00
 35 Carryforward Amount                                                           0.00                 0.00            0.00
 36 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                            0.00                 0.00
                                                                        --------------       --------------           -------
 37 Opening Class Principal Balance                                     197,861,963.03       197,861,963.03
 38           Pool Factor per Loan Balance                                  82.8841154%          82.8841154%
 39           Pool Factor per Class Balance                                100.0000000%         100.0000000%
 40 Excess Spread                                                                 0.00                                 0.00
 41 Additional Principal due Class A                                        667,327.32           667,327.32
 42 Cross Collateral Deposit                                                      0.00                 0.00
 43 Cross Collateral Withdrawal                                                   0.00                                 0.00
 44 Interest Remittance                                                     925,451.24           925,451.24
 45 Available Funds Cap Carry Forward                                             0.00                 0.00
               Distribution (see schedule C)

    Principal Additions:
 46           Number of Loans                                                      323
 47           Transfers from Pre-Funding Account                         37,754,765.57        37,754,765.57

    Principal Reductions:
 48           Prepayments - Number                                                  11                   11
 49           Prepayments - Dollar                                        1,104,062.39         1,104,062.39
 50           Delinquent Loans Repurchased - Number                                  0                    0
 51           Delinquent Loans Repurchased - Dollar                               0.00                 0.00
 52           Net Liquidation Proceeds                                            0.00                 0.00
 53           Curtailments                                                        0.00                 0.00
 54           Normal and Excess Payments                                     77,554.63            77,554.63
 55           Pre-Funding Account Transfer                                        0.00                 0.00
                                                                        --------------       --------------           -------
 56 Total Principal Remittance                                            1,181,617.02         1,181,617.02
 57 Additional Principal Reduction                                          667,327.32           667,327.32
                                                                        --------------       --------------           -------
 58 Total Remittance                                                      2,774,395.58         2,774,395.58            0.00
                                                                        ==============       ==============           =======
 59 Carryforward Amount                                                           0.00
 60 Current Month Realized Loss - Number                                             0                                    0
 61 Current Month Realized Loss - Dollar                                          0.00                                 0.00

    Class Principal Balance - EOM
 62           Number of Loans                                          #          1828
 63 Closing Loan Balance                                                201,512,538.22       201,512,538.22
 64 Pre-Funding Account Balance                                               2,008.90             2,008.90
 65 Additional Principal Reduction, LTD                                   5,501,528.43         5,501,528.43
 66 Realized Losses, LTD                                                          0.00                 0.00
 67 Carryforward Amount                                                           0.00                 0.00
 68 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                            0.00                 0.00
                                                                        --------------       --------------
 69 Closing Class Principal Balance                                     196,013,018.69       196,013,018.69
 70           Pool Factor per Loan Balance                                 101.2625820%         101.2625820%
 71           Pool Factor per Class Balance                                 98.4990044%          98.4990044%

                         ALLIANCE FUNDING COMPANY
                 by SUPERIOR BANK - FSB SERVICING DIVISION
                            Designated Servicer
                           SERVICERS CERTIFICATE
                              1998-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement
        dated as of June 25, 1998, Superior Bank - FSB Servicing Division
      reports the following information pertaining to series 1998-2 Group 2 for August 25, 1998, the Remittance date.

                          Period Ended: August 1, 1998


                                                                          TOTAL              CLASS A1
                                                                          -----              --------
 72 Weighted Note Rate - This Remittance:                               10.24394%
 73 Weighted Note Rate - Next Remittance:                               10.24394%

 74 Available Cap Carry Foward Amount - This Remittance:                    0.00
                      (see schedule C)

 75 Pass-Through Rate:                                                   5.80625%            5.80625%

 76 Related Remittance Period:                                          27-Jul-98              thru               24-Aug-98
 77 Days in Related Period:                                                 29

 78 Weighted Average Remaining Term                                      356.07

 79 Original Pool - Principal Balance                                   124,023,590.83       124,023,590.83
 80 Original Pool - Pre-Funding Account Balance                          79,228,918.11        79,228,918.11
 81 Original Pool - Initial Overcollateralization                         4,252,508.94         4,252,508.94
                                                                        --------------       --------------
 82 Original Pool - Class Principal Balance                             199,000,000.00       199,000,000.00
 83 Original Pool - Number of Loans                                        1135


    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                                      Beginning of Month      Current Month        End of Month
                                                                      ------------------     --------------        -------------
 84 Initial Overcollateralization                                         4,834,201.11           667,327.32         5,501,528.43
 85 Cross Collateral Deposits, LTD                                                0.00                 0.00                 0.00
 86 Less:  Realized Losses, LTD                                                   0.00                 0.00                 0.00
                                                                        --------------       --------------        -------------
 87 Overcollateralization of Principal                                    4,834,201.11           667,327.32         5,501,528.43
                                                                        ==============       ==============        =============
 88 Base Overcollateralization Requirement                                                                         12,195,150.54
 89 Required Overcollateralization                                                                                 12,195,150.54

    CURRENT MONTH SUBORDINATED AMOUNT                                 Beginning of Month      Current Month        End of Month
                                                                      ------------------     --------------        -------------
 90 Original Subordinated Amount                                         26,422,826.16          N/A                26,422,826.16
 91 Less: Cumulative Realized Losses                                              0.00                 0.00                 0.00
 92 Plus: Cumulative Additional Proceeds                                          0.00                 0.00                 0.00
                                                                        --------------       --------------        -------------
 93 Current Subordinated Amount                                          26,422,826.16                             26,422,826.16
                                                                        ==============       ==============        =============
    NONRECOVERABLE ADVANCE RECONCILIATION

 94 Beginning of Month                                                            0.00
 95 Current Month Nonrecoverable Advance                                          0.00
 96 Less: Current Month Reimbursment                                              0.00
                                                                        --------------
 97 End of Month                                                                  0.00
                                                                        ==============

                         ALLIANCE FUNDING COMPANY
                 by SUPERIOR BANK - FSB SERVICING DIVISION
                            Designated Servicer
                           SERVICERS CERTIFICATE
                              1998-2 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement
        dated as of June 25, 1998, Superior Bank - FSB Servicing Division
      reports the following information pertaining to series 1998-2 Group 2 for August 25, 1998, the Remittance date.

                          Period Ended: August 1, 1998



                                                                          Class
                                                                           A1
                                                   ---------------    ---------------
 98 Total Class Principal - Original Pool          $199,000,000.00    $199,000,000.00
 99 Interest Remittance Amount                          925,451.24         925,451.24
100 Interest Rate Factor / 1000                           4.650509           4.650509

101 Total Principal Collections                       1,181,617.02       1,181,617.02
102 Prefunding Account Transfer                               0.00               0.00
103 Additional Principal Reduction                      667,327.32         667,327.32
                                                    --------------     --------------
104 Principal Remittance Amount                       1,848,944.34       1,848,944.34
105 Principal Payment Factor/1000                         9.291178           9.291178
106 Principal Factor                                    984.990043         984.990043

107 Prior Month Principal Factor                         994.281221         994.281221